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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):              JANUARY 23, 1997


                          PACIFIC GULF PROPERTIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


MARYLAND                             1-12546                         33-0577520
(STATE OR OTHER                 (COMMISSION FILE               (I.R.S. EMPLOYER
JURISDICTION OF                      NUMBER)                 IDENTIFICATION NO.)
INCORPORATION)


           363 SAN MIGUEL DRIVE, NEWPORT BEACH, CALIFORNIA 92660-7805
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 721-2700


         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     99.1 Press Release Issued by the Company on February 18, 1997 relating to the Company's fourth quarter and year end results.

     99.2 Press Release Issued by the Company on January 28, 1997 relating to the acquisition of industrial business parks in Santa Ana, California.

     99.3 Press Release Issued by the Company on January 23, 1997 relating to the acquisition of an industrial building in Algona, Washington.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PACIFIC GULF PROPERTIES INC., a
                                        Maryland corporation


                                        By: /s/ Donald G. Herrman
                                            -------------------------
                                        Name:  Donald G. Herrman
                                        Title: Chief Financial Officer

February 18, 1997


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